UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

December 22, 2006

(Date of earliest event reported)

VESTA INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12338	63-1097283
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 River Run Drive Birmingham, Alabama	35243
(Address of principal executive offices)	(Zip Code)

(205) 970-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership

As previously disclosed, an involuntary petition under Chapter 7 of the United States Bankruptcy Code (the “Bankruptcy Code”), styled In re: Vesta Insurance Group, Inc., Case No. 06-02517-TBB7, United States Bankruptcy Court – Northern District of Alabama (the “Chapter 7 Petition”), was filed on July 18, 2006. On August 7, 2006, Vesta Insurance Group, Inc. (“Vesta”) filed a request with the United States Bankruptcy Court for the Northern District of Alabama (the “Bankruptcy Court”) to convert the Chapter 7 Petition to a voluntary Chapter 11 petition. This request was granted by the Bankruptcy Court in an order issued on August 8, 2006. Also, on August 7, 2006, J. Gordon Gaines, Inc. (“JGG”), the management company subsidiary of Vesta, filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court, styled In re: J. Gordon Gaines, Inc., Case No. 06-02808-TBB11.

On December 22, 2006, the Bankruptcy Court entered its order (the “Order”) confirming Vesta and JGG’s Third Amended Chapter 11 Plan of Liquidation of Vesta (the “Plan”). The effective date of the Plan is December 26, 2006 (the “Effective Date”), as stated in the Notice of Effective Date under the Third Amended Chapter 11 Plan of Liquidation of Vesta. A copy of the Plan as confirmed by the Bankruptcy Court is attached as Exhibit 2.1 and is incorporated herein by reference.

The following is a summary of the material features of the Plan as it was confirmed by the Bankruptcy Court. Therefore, this summary is qualified in its entirety by reference to the Plan. Capitalized terms used in this report but not specifically defined herein have the meanings ascribed to such terms in the Plan.

Overview of the Plan- The Plan calls for liquidation of all assets of Vesta and the distribution of the proceeds to Vesta’s creditors. The proceeds of this liquidation will be used to pay the outstanding claims against Vesta in accordance with the classification and order of priority of these claims under the Plan.

1) Classification and Treatment of Priority Claims under the Plan- Under the Bankruptcy Code, Administrative Claims, Priority Tax Claims and Priority Non-Tax Claims are all entitled to priority over the other Claims asserted against Vesta. These Claims are unimpaired under the Plan.

a. Administrative Claims- With respect to Administrative Claims, any Person who asserts an Administrative Claim that arises before the Confirmation Date, including Claims under Section 503(b)(2)-(5) of the Bankruptcy Code (but excluding Claims of Professional Persons for the payment of Professional Compensation and Claims described in Sections 3.3, 3.4 or 3.5 of the Plan), shall, on or before the Administrative Claim Bar Date, file an application with the Bankruptcy Court for allowance of such Claim as an Administrative Claim (specifying the amount of and basis for such Claim) and serve such application on counsel for Vesta, the Committee and the Bankruptcy Administrator; provided, however, that applicants who have filed an application with the Bankruptcy Court before the Administrative Claim Bar Date need not file a new application. Failure to file a timely application for allowance pursuant to this section shall bar a claimant from seeking recovery on such Administrative Claim.

Administrative Claims that are allowed under applicable provisions of the Bankruptcy Code shall be paid, in full, in single Cash payments on the later to occur of the Effective Date or thirty (30) days following entry of an order by the Bankruptcy Court allowing the Claim, unless Holder agrees in writing to a different treatment of such Administrative Claim.

b. Priority Tax Claims- Except to the extent that the Holder of such Claim agrees to a different treatment, each Holder of a Priority Tax Claim that is an Allowed Claim shall receive, in full satisfaction of such Claim, cash in the amount of such Claim on the later to occur of the Effective Date or thirty (30) days after the date on which such Priority Tax Claim becomes an Allowed Claim.

c. Class A - Priority Non-Tax Claims- Each Holder of an Allowed Priority Non-Tax Claim in Class A shall receive, on account of and in full satisfaction of such Claim, Cash on the Initial Distribution Date in the allowed amount of such Claim, unless the Holder of such Claim agrees to different treatment.

2) Classification and Treatment of Non-Priority Claims under the Plan- The remaining Classes of Claims under the Plan, Classes B through G, are not entitled to priority under the Bankruptcy Code. The Claims in Class B, allowed Secured Claims, are unimpaired. The Classes C, D, E, F and G are all impaired. The holders of Claims in these impaired Classes will receive the Distribution set forth in the Plan in complete satisfaction of all Claims against Vesta and, except as expressly set forth in the Plan, shall have no other rights or remedies against Vesta or any of its assets.

a. Class B – Allowed Secured Claims- Unless the Holder agrees to different treatment, each Holder of an Allowed Secured Claim in Class B shall receive, on account of and in full satisfaction of such Claim, either (a) abandonment of the collateral securing the Claim or (b) Cash on the Effective Date in the allowed amount of such Claim (including any interest on such Claim required to be paid pursuant to Section 506(b) of the Bankruptcy Code); provided, however, Vesta may elect by notice to the Holder of such Claim to (i) cure all defaults that occurred before or after the Involuntary Petition Date (other than a default of a kind specified in Section 365(b)(2) of the Bankruptcy Code or of a kind that Section 365(b)(2) expressly does not require to be cured), (ii) reinstate the maturity of such Claim as such maturity existed before such default, compensate the Holder of such Claim for any damages incurred as a result of any reasonable reliance by such Holder on such contractual provision or such applicable law, (iii) if such Claim arises from any failure to perform a non-monetary obligation, compensate the Holder of such Claim for any actual pecuniary loss incurred by such Holder as a result of such failure, and (iv) otherwise comply with the legal, equitable and contractual rights to which the Holder of the Claim is entitled under the Debt Instruments evidencing such Claim. Distributions on account of Allowed Secured Claims in Class B shall be made on the later to occur of the Initial Distribution Date or ten (10) days after the date on which such Secured Claim becomes an Allowed Claim.

b. Class C – Senior Note/Debenture Claims- To the extent there are funds remaining after payment, or a reserve for payment, of Allowed Claims in Classes A through B, and a reserve for payment of any Disputed Claims in such Classes, upon the Initial Distribution Date and thereafter as provided in Section 8.3 of the Plan, each Holder of a Class C Senior Note/Debenture Claim shall be entitled to receive on account of such Claim a Pro Rata Share of (i) the Available Cash calculated based on the aggregate amount on such date of all Claims in Classes C, D and E, and (ii) all Available Cash that would otherwise be distributed to the Holders of Allowed Claims in Class D pursuant to Section 5.2 of the Plan, in accordance with the Debenture Subordination Provisions, until such Claim is paid in full (including payment in full of post-petition interest to the extent of such Holder’s Pro Rata Share of Available Cash that would otherwise be distributed to the Holders of Allowed Claims in Class D, to the extent authorized by the Debenture Subordination Provisions).

c. Class D – Junior Debenture Claims- To the extent there are funds remaining after payment, or a reserve for payment, of Allowed Claims in Classes A through B, and a reserve for payment of any Disputed Claims in such Classes, upon the Initial Distribution Date and thereafter as provided in Section 8.3 of the Plan, each Holder of a Class D Junior Debenture Claim shall be entitled to receive on account of such Claim a Pro Rata Share of the Available Cash calculated based on the aggregate amount on such date of all Claims in Classes C, D and E; provided, however, that the Distribution on account of such Allowed Claims shall be held by the Plan Trustee, who, pursuant to the enforcement of the Debenture Subordination Provisions, shall first pay the Indenture Trustee Fees of the Junior Debenture Trustee as provided in the Junior Debenture Documents (to the extent such Indenture Trustee Fees have not otherwise been paid as provided in Section 7.11(b) of the Plan) and then distribute the balance of such Distribution, as provided in Section 8.3(g) of the Plan, to the Holders of Allowed Claims in Class C for their ratable benefit until the Senior Note/Debenture Claims are paid in full (including payment in full of post-petition interest to the extent of such Holder’s Pro Rata Share of Available Cash that would otherwise be distributed to the Holders of Allowed Claims in Class D, to the extent authorized by the Debenture Subordination Provisions), and then to the Holders of Junior Debenture Claims until such Claims are paid in full without post-petition interest or the Estate Property is exhausted;

d. Class E – General Unsecured Claims- Class E for Vesta consists of all allowed General Unsecured Claims (other than Priority Claims and Subordinated Claims). To the extent there are funds remaining after payment, or a reserve for payment, of Allowed Claims in Classes A through B, and a reserve for payment of any Disputed Claims in such Classes, upon the Initial Distribution Date and thereafter as provided in Section 8.3(d) of the Plan, each Holder of a General Unsecured Claim shall be entitled to receive on account of such Claim a Pro Rata Share of the Available Cash calculated based on the aggregate amount on such date of all Claims in Classes C, D and E, until such Claim is paid in full without post-petition interest or the Estate Property is exhausted.

e. Class F – Subordinated Claims- Class F for Vesta consists of the Unsecured Claims, if any, which are subordinated by contract or Order of the Bankruptcy Court pursuant to Section 510 of the Bankruptcy Code. To the extent there are funds remaining after payment, or a reserve for payment, of Allowed Claims in Classes A through E, and a reserve for payment of any

Disputed Claims in such Classes, each Holder of a Subordinated Claim, if any, shall be entitled to receive on account of such Claim a Pro Rata Share of the Available Cash until such Subordinated Claims are paid in full without interest or the Estate Property is exhausted.

f. Class G – Shareholder Interests in Vesta- Shareholder Interests are classified in Class G. On the Effective Date, all Shareholder Interests shall be deemed canceled and shall have no further legal effect, provided that such cancellation shall be without prejudice to the rights of Shareholders to receive Distributions on account of their Shareholder Interests after the payment in full, with interest to the fullest extent permitted by applicable law, of all Allowed Claims.

3) Structure of Vesta Post-Confirmation- Vesta shall continue to exist after the Effective Date in accordance with the laws of the State of Delaware and pursuant to an Amended Certificate of Incorporation for the limited purpose of liquidating and distributing all of the Estate Property. As soon as practicable after the Plan Trustee exhausts the assets of the Estate by making the final Distribution of Cash under this Plan, the Plan Trustee shall (i) effectuate the dissolution of Vesta in accordance with the laws of the State of Delaware and (ii) resign as the sole officer and sole director of Vesta. On the Effective Date, the Plan Committee shall be formed, and the Committee shall cease to exist or function except to perform such obligations as are necessary to wind down its role as the Committee.

By no later than ten (10) days after the Effective Date, Vesta, acting through the Plan Trustee, shall establish the Disbursement Account to be used for the purpose of making all Distributions pursuant to the Plan. All Available Cash shall be deposited into the Disbursement Account and shall be held for the purpose of paying Holders of Allowed Claims. Cash in the Disbursement Account, the Expense Reserve, and the Disputed Claims Reserve may be invested in Permitted Investments, giving due regard to the Plan Trustee’s need for such monies to ensure availability of sufficient funds to make all disbursements authorized or required by the Plan on a timely basis.

As of December 22, 2006, the book value of Vesta’s assets and liabilities was not determinable because of uncertainties in values of investments in subsidiaries. As of March 31, 2006, Vesta had 37,101,129 shares of common stock, par value $0.01 per share (the “Common Stock”), issued and outstanding. As a result of confirmation of the Plan, Vesta had zero shares of Common Stock, issued and outstanding as of December 22, 2006. There are no shares reserved for future issuance in respect of claims and interests filed and allowed under the Plan.

Item 3.03 Material Modifications to Rights of Security Holders.

Pursuant to the Plan, upon the Effective Date, all issued and outstanding Common Stock was cancelled and no longer represents an ownership interest (or right to acquire an ownership interest). Vesta intends to promptly file a Form 15 to suspend its reporting obligations under the Securities Exchange Act of 1934 (the “Exchange Act”) pursuant to Rule 12h-3(b)(1)(i).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with confirmation of the Plan, the Bankruptcy Court approved the proposed Second Amended and Restated Certificate of Incorporation of Vesta (the “Certificate of Incorporation”) with an effective date of December 26, 2006, which is attached hereto as Exhibit 3.1. Among other things, the Certificate of Incorporation provides that: (a) only activities which relate to the implementation of the Plan will be allowed during such time that the Plan is in effect and applicable, (b) 1,000 shares of Common Stock are authorized, (c) all Common Stock and other shareholder interests become automatically cancelled and retired upon the Effective Date of the Plan, and (d) to the extent required by Section 1123(a)(6) of the Bankruptcy Code, no nonvoting equity securities of Vesta shall be issued.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	*2.1	Third Amended Chapter 11 Plan of Liquidation of Vesta Insurance Group, Inc. dated December 22, 2006.

	3.1	Form of Second Amended and Restated Certificate of Incorporation.

*	Schedules and certain exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of December 29, 2006.

VESTA INSURANCE GROUP, INC.

By:	/s/ Lloyd T. Whitaker
The:	Bankruptcy Plan Trustee —

EXHIBIT INDEX

Exhibit No.	Description
*2.1	Third Amended Chapter 11 Plan of Liquidation of Vesta Insurance Group, Inc. dated December 22, 2006.

3.1	Form of Second Amended and Restated Certificate of Incorporation.

*	Schedules and certain exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.